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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   October 4, 1999
                                                --------------------------------


                               The viaLink Company
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             (Exact name of registrant as specified in its charter)


         Oklahoma                    333-69319                  73-1247666
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(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)


         13800 Benson Road, Suite 100, Edmond, Oklahoma            73013
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           (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code        (405) 936-2500
                                                  ------------------------------

                                      N/A
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          (Former name or former address, if changed since last report)


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Item 5. Other Events.

Redemption of Redeemable Common Stock Purchase Warrants

        On October 4, 1999, we sent a Notice of Redemption of Redeemable Common Stock Purchase Warrants of viaLink Company to the holders of our Redeemable Common Stock Purchase Warrants. This notice set the redemption date of November 5, 1999, at which time we will redeem all outstanding redeemable warrants at a redemption price of $0.125 per redeemable warrant. The redeemable warrants are exercisable to purchase shares of our common stock at a price of $5.00 per share until 5:00 p.m. (New York, New York time) on November 4, 1999. The notice which was mailed to the holders of the redeemable warrants is attached hereto as
Exhibit 99.1.



Item 7. Financial Statements and Exhibits.

        (c) Exhibits.

            99.1 Notice of Redemption of Redeemable Common Stock Purchase Warrants of The viaLink Company




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                                   SIGNATURES*

         Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                       The viaLink Company
                                                    --------------------------
                                                          (Registrant)

           October 19, 1999                           /s/ Lewis B. Kilbourne
------------------------------------------          --------------------------
                Date                                  Lewis B. Kilbourne
                                                      Chief Executive Officer




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                               INDEX TO EXHIBITS



    EXHIBIT
    NUMBER     DESCRIPTION
    -------    -----------

     99.1 Notice of Redemption of Redeemable Common Stock Purchase Warrants of The viaLink Company